SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: December 03, 2001

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                              A Montana Corporation

                     45000 Highway 93 South, Ronan, MT 59864

                                  406/676-4900

Item 5.  Other Events

OCTOBER 2015 REPORT
---------------------
On November 30, 2001 Jore  Corporation  filed its  financial  report (Form 2015)
with the U.S. Bankruptcy Court in the District of Montana. This Form 2015 financial report, and required exhibits, is included herein.

PERKINS COIE LLP
Bruce G. MacIntyre
Alan D. Smith
1201 Third Avenue, Suite 4800
Seattle, Washington 98101-3099
(206) 583-8888
(Counsel for Debtor)


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF MONTANA

In re
                                                             No. 01-31609-11
JORE CORPORATION, a.k.a. JB Tool, LLC,
 a.k.a. Jore, Inc.,

                           Debtor.                         [No Hearing Required]

Taxpayer ID No.  81-0465223
----------------------------

                                FINANCIAL REPORT

Jore Corporation, the debtor-in-possession in this case, hereby submits its Comparative Balance Sheet, Comparative Income Statement, Summary of Disbursements, Statement(s) of Cash Receipts and Disbursements, Statement of Aged Receivables, Statement of Aged Post-Petition Payables and Statement of Operations for the period ending October 31, 2001, in accordance with Rule 2015(b) of the Local Rules of this Court. Copies of this report have been served via first class mail, postage prepaid, or via email, to the parties listed on the attached affidavit of service.

DATED this 30th day of November, 2001.

                                PERKINS COIE LLP


                                           By     /s/  Bruce G. MacIntyre
                                              ----------------------------------
                                              Alan D. Smith, WSBA # 24964
                                              Bruce G. MacIntyre, WSBA # 18984
                                              Adriana Rodriguez, WSBA # 30785
                                          Attorneys for Jore Corporation, Debtor

                              AFFIDAVIT OF SERVICE

STATE OF WASHINGTON        )
                           )
COUNTY OF KING             )

            /s/  Mary G. Pellegrini , being first duly sworn, states as follows:
         ---------------------------
         On November 30, 2001, I caused the following document:

                  FINANCIAL REPORT
         (1) To be served via regular, first-class U.S. mail on the following parties;

                  S.E.C.
                  Attn: Sarah Moyed
                  Pacific Region Office
                  5670 Wilshire Blvd., 11th Floor
                  Los Angeles, CA  90036-3648

         (2)      To be served via email on the following parties:

                  Lucy Bassli, Youssef Sneifer
                  Shulkin Hutton, Inc.
                  Attorneys for Unsecured Creditors Committee lbassli@shulkin.com ysneifer@shulkin.com

                  Dan McKay
                  Staff Attorney
                  Office of the U.S. Trustee
                  District of Montana
                  dan.p.mckay@usdoj.gov

                  Mick Quinlivan
                  Jore Corporation
                  mickquinlivan@jorecorporation.com

                  Scott Clark
                  Ray Quinney & Nebeker
                  sclark@rqn.com

                  John Ostler
                  John.Ostler@usdoj.gov

                  Bruce Goodrich
                  bruce.goodrich@usdoj.gov

         DATED this 30th day of November, 2001.

                                                  /s/  Mary G. Pellegrini
                                               -----------------------------

         SUBSCRIBED AND SWORN to before me this 30th day of November, 2001.

                                                  /s/  Erin E. Campbell
                                               -----------------------------
                                               (Signature of Notary)

                                               _____Erin E. Campbell________
                                               -----------------------------
                                               (Print or stamp name of Notary)

                                               NOTARY PUBLIC in and for the
                                               State of Washington, residing at
                                               Tacoma
                                              ------------------------------
                                               My Commission Expires: 07/09/05
                                              ------------------------------

                                                              UST-10 COVER SHEET
                          MONTHLY FINANCIAL REPORT FOR
                         CORPORATE OR PARTNERSHIP DEBTOR

Case No:  01-31609-11                         Report Month/Year October 31, 2001
Debtor:   Jore Corporation

Instructions: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.

The debtor submits the following with this monthly financial report:   Yes    No

UST-12  Comparative  Balance Sheet, or debtor's  balance sheet.        Yes
The debtor's balance sheet, if used, shall include a breakdown of pre-petition and post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.

UST-13  Comparative Income Statement, or debtor's income statement.    Yes

UST-14  Summary of Disbursements                                       Yes

UST-14 Statement(s) of Cash Receipts and Disbursements                 Yes
A continuation sheet shall be completed for each bank account or other source of funds and shall include a monthly bank statement and all supporting documents described in the instructions.

UST-15 Statement of Aged Receivables                                   Yes
A detailed accounting of aged receivables shall be provided on, or in an attachment to, UST-15.

UST-16 Statement of Aged Post-Petition Payables                        Yes
A detailed accounting of aged post-petition payables shall be provided on, or in an attachment to UST-16.

UST-17 Statement of Operations                                         Yes
When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or copy of debtor's bond for any change in insurance or bond coverage.

DEBTOR'S CERTIFICATION I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature:  \s\ Mick Quinlivan                  Date: November 19, 2001

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority to sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for a partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

Jore Corporation                                                   01-31609-11
BALANCE SHEET
For the Periods Indicated                                         October, 2001


                                                                October 31, 2001
ASSETS

Current assets:
       Cash equivalents and investments                             ($1,997,541)
       Accounts receivable, net of allowances                        15,813,143
       Shareholder notes receivable, net of reserves                    359,882
       Inventory , net                                               18,139,872
       Other current assets                                           3,423,909
                                                          ----------------------

         Total current assets                                       $35,739,264
                                                          ----------------------

     Property, plant and equipment, net                              76,701,847
     Intangibles and other long-term assets, net                      1,059,190
                                                          ----------------------


               Total assets                                        $113,500,301
                                                          ======================


LIABILITIES & SHAREHOLDERS' EQUITY

     Current liabilities:
     Post Petition:
       Operating Line of Credit                                      39,137,811
       Accounts Payable Post Petition                                 2,969,338
       Accrued Expenses Post Petition                                 4,284,026
       Accrued Payroll & Other Post Petition                            420,306
       Accrued Vacation & Personal Leave Post Petition                   (8,723)

     Pre-petition:
       Accounts Payable Pre Petition                                  9,683,111
       Accrued Expenses Pre Petition                                  1,551,795
       Accrued Payroll & Other Pre Petition                             344,110
       Accrued Vacation & Personal Leave Pre Petition                   521,541
       Notes Payable                                                    250,000
       Shareholder Note Payable                                         353,446

                                                          ----------------------

         Total Current Liabilities                                   59,506,762
                                                          ----------------------

     Long-term Debt                                                  44,224,417
     Deferred Income Tax Liabilities                                  1,533,332
                                                          ----------------------

               Total Liabilities                                    105,264,511
                                                          ----------------------

     Shareholders' Equity
     Common Stock                                                    41,337,319
     Deferred Compensation - Stock Options                              (22,171)
     Retained Earnings                                              (33,079,358)
                                                          ----------------------

         Total Shareholders' Equity                                   8,235,790

                                                          ----------------------

               Total Liabilities & Shareholders' Equity            $113,500,301
                                                          ======================

Jore Corporation                                     01-31609-11
INCOME STATEMENT
For the Periods Indicated                           October, 2001


                                      October-01    Bankruptcy To Date
Revenues
Gross Sales                             $16,177,814        $35,011,361
Sales Returns, Allow, Disc, Adj            (677,094)        (1,664,185)
                                    -----------------------------------

Total Net Revenues                       15,500,720         17,846,455

Cost of Sales
Material @ Standard                       6,994,791         13,456,060
Labor @ Standard                          2,098,260          4,848,724
Overhead @ Standard                       1,724,750          3,975,302
Product roll-out costs                       11,985
Over/under applied variances                206,216            895,787
Purchase price variance                    (829,772)        (1,077,269)
Freight                                     167,063            923,894
Shipping & DC Costs                         131,948            383,994
Assignment Fees                                   -              9,291
                                    -----------------------------------

Total Cost of Sales                      10,505,240         12,973,276
                                    -----------------------------------

Gross Profit                              4,995,480          4,873,180

Operating Expenses
General & Administrative                    655,147          2,921,943
Sales & Marketing                         1,683,811          4,226,213
Product Development                          48,611            181,705
                                    -----------------------------------

Total Operating Expenses                  2,387,568          4,942,292
                                    -----------------------------------

Operating Income / (Loss)                 2,607,912            (69,112)

Other (Income) Expenses
Interest Expense                            333,166          1,657,476
Other Expenses                                8,651            (19,929)
Loss on Disposal of Fixed Asset             (45,625)           (42,009)
                                    -----------------------------------

Total Other (Income) Expense                296,193          1,299,345

Non-Recurring Expenses
Bankruptcy Admin                            396,386          2,101,173
Other Expense - Nonrecurring              1,607,918         13,588,894
                                    -----------------------------------

Total Non-Recurring Expenses              2,004,304         13,685,763


                                    -----------------------------------
Income before Taxes                         307,416        (15,054,220)


Provision for Income Taxes                        0                  0
                                    -----------------------------------


                                    -----------------------------------
Net Income (Loss)                           307,416        (15,054,220)
                                    ===================================

 UST-14 Summary of Disbursements       Case Number:   01-31609-11
                                       Rule 2015 Report for the Month and Year
                                       of:            October, 2001

 tatement of Cash Receipts and Disbursements

                                       Account Name:  Jore Corporation DIP
                                       ----------------------
                                       Summary of All Accounts

October, 2001
Operating DIP Accounts                                                                                      Transfer from
----------------------------------------
Account Name                            Account #        Beginning Balance Cash Receipts  Cash Disbursements Line of Credit
------------------------------------------------------------------------------------------------------------------------------

DIP Operating Account                   495-0029603      (1,374,041.37)    103,000.00     (7,437,255.84)     6,445,591.02
Self-funded Health Insurance Account    5130002180          (88,613.37)             -        (66,123.39)        66,735.89
Bancontrol Account                      003-0082267          39,650.65   2,440,667.23                 -     (2,424,967.21)
Lock Box Account                        5130001216                   -   5,391,140.71                 -     (5,310,171.85)
Payroll Account                         5130001935            1,884.41              -     (1,635,906.66)     1,411,625.12
Ronan State Bank Investments            CD 15767 & 15374    129,799.47         335.59                 -                 -
Whitefish Credit Union                  817452                1,088.86           3.73                 -                 -
Wells Fargo Imprest                     2015068521            1,906.43              -           (381.82)                -
                                                         ---------------------------------------------------------------------
Total Cash Accounts                                      (1,288,324.92)  7,935,147.26     (9,139,667.71)       188,812.97
                                                         =====================================================================

Operating DIP Accounts                                  Transfers between                   Ending Balance
----------------------------------------
Account Name                            Account #        Accounts        Book Adjustment     Per Books
----------------------------------------------------------------------------------------------------------

DIP Operating Account                   495-0029603        (1,693.07)    295,409.92         (1,968,989.34)
Self-funded Health Insurance Account    5130002180                 -      15,903.28            (72,097.59)
Bancontrol Account                      003-0082267        80,968.86        (490.10)           135,829.43
Lock Box Account                        5130001216        (80,968.86)             -                  0.00
Payroll Account                         5130001935                 -      (3,095.76)          (225,492.89)
Ronan State Bank Investments            CD 15767 & 15374           -              -            130,135.06
Whitefish Credit Union                  817452                     -              -              1,092.59
Wells Fargo Imprest                     2015068521          1,693.07      (1,236.14)             1,981.54
                                                        --------------------------------------------------
Total Cash Accounts                                            (0.00)    306,491.20         (1,997,541.20)
                                                        ==================================================

UST-14 Summary of Disbursements          Case Number:    01-31609-11
Continued                                Rule 2015 Report for the Month and Year
                                         of:             October, 2001



                                       Account Name:   Jore Corporation DIP
                                                      -------------------------
                                                      Summary of All Accounts


Payments on Pre-Petition Unsecured Debt (requires court approval) Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes ___x No_ If yes, list each payment.

Payee's name              Nature of payment       Payment date Payment amount   Date of court approval
--------------------------------------------------------------------------------------------------
Kentucky Revenue Cabinet  State Income Tax W/held    10/3/01          949.73             6/28/01
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

Payments to Attorneys and Other Professionals (requires court approval) Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes
___ No _x__ If yes, list each payment.

Payee name Nature of payment Payment date Payment amount Date of court approval
----------------------------------------------------------------------------
N/A
----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------

Payments to an Officer, Director, Partner, or Other Insider of the Debtor Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes ___ No _x__ if yes, list each payment.

Payee name Nature of payment Payment date Payment amount Date of court approval
----------------------------------------------------------------------------
N/A
----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------

       UST - 14, Continuation Sheet  Case Number: Case Number:
                                     Rule 2015 Report for the Month and Year
                                     of:          October, 2001

       Statement of Cash Receipts and Disbursements

                                     Account Name: Jore Corporation
                                              DIP Operating Account
                                     Account Number :495-0029603
                                     Depository: Wells Fargo

                  Cash Receipts

     Date         Source                        $ Amount          Balance
     -----------------------------------------------------------------------
          Beginning Cash Balance                               (1,374,041.37)


     10/9/01 Deposit for sale of plane           103,000.00
                                               ----------------------
          Total Cash Receipts                    103,000.00

                  Cash Disbursements

     Date Check # Payee                         $ Amount
     ----------------------------------------------------------------
     10/1/01  Various Various                  (394,744.02)
     10/2/01  Various Various                    12,305.26
     10/3/01  Various Various                  (627,601.29)
     10/4/01  Various Various                   (70,213.97)
     10/5/01  Various Various                  (604,476.49)
     10/8/01  Various Various                  (667,357.38)
     10/9/01  Various Various                  (264,426.69)
     10/10/01 Various Various                  (774,467.10)
     10/11/01 Various Various                   (24,262.73)
     10/12/01 Various Various                   (83,879.55)
     10/15/01 Various Various                   (62,139.92)
     10/16/01 Various Various                  (280,073.03)
     10/17/01 Various Various                  (121,158.05)
     10/18/01 Various Various                  (225,349.18)
     10/19/01 Various Various                  (458,899.10)
     10/22/01 Various Various                   (50,302.12)
     10/23/01 Various Various                         0.00
     10/24/01 Various Various                  (625,480.18)
     10/25/01 Various Various                  (108,779.60)
     10/26/01 Various Various                   (74,813.46)
     10/29/01 Various Various                  (221,572.03)
     10/30/01 Various Various                (1,035,750.05)
     10/31/01 Various Various                  (297,036.54)
     10/31/01 Sept LOC int taken in Oct        (324,992.01)
              pre-petition transactions            (949.73)
              unused sept fee taken in oct         (361.10)
              401(k) wire                       (15,598.25)
              401(k) wire                       (15,747.63)
              401(k) wire                       (15,225.07)
              client analysis service chg        (3,904.83)

                                         ----------------------
          Total Disbursements                (7,437,255.84)

          Transfers from Line of Credit
     10/31/01 Transfers from Line of Credit   6,445,591.02

                                         ----------------------
          Total Transfers From Line of Credit 6,445,591.02

          Transfers Between Accounts
     10/23/01 Transfer to Wells Fargo-Edgerton   (1,693.07)

                                         ----------------------
          Total Transfers Between Accounts       (1,693.07)

          Book Adjustments

          rvs payroll transaction               295,046.92
          ap chk 65527 cleared                      363.00

                                                            --------------------
          Book Adjustments                                          295,409.92

          Ending Book Balance                                    (1,968,989.34)
                                                            ====================

          10/01/01 MT St Tax Pymt not on a/p   (24,605.18)

          o/s checks                           1,505,508.27
          Wire tsf to Invensys Building Service (2,638.68) that cleared, but was voided on a/p
          voided checks                           74,102.43
          10/10/01 Wells Wire voided on ap       (24,605.18)
          but cleared the bank-check#5120
          CHK#12238 voided on ap but cleared bank    (76.94)

          Bank Adjustments                                        1,527,684.72
                                                            --------------------

     Balance in DIP Operating Account per 10/31/01 Bank            (441,304.62)
                                                            ====================

          Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet          Case Number: Case Number:
                                       Rule 2015 Report for the Month and Year
                                       of:          October, 2001

 Statement of Cash Receipts and Disbursements

                                        Account Name:Jore Corporation
                                                    Self-funded Health Insurance
                                        Account Number: 5130002180
                                        Depository: Wells Fargo

                        Cash Receipts

 Date              Source             Description           $ Amount     Balance
 -------------------------------------------------------------------------------
        Beginning Cash Balance                                       (88,613.37)

                                                           ---------------------
        Total Cash Receipts                                     -

                   Cash Disbursements

 Date   Check #    Payee              Description           $ Amount
 -------------------------------------------------------------------------------
        Total Disbursements                               (66,123.39)

        Transfers
 10/31/0Transfers from Line of Credit                      66,735.89

                                                           ---------------------
        Total Transfers                                    66,735.89

        Transfers Between Accounts

                                                           ---------------------
        Total Transfers Between Accounts                        -

        Book Adjustments

                                                           ---------------------
        Total Book Adjustments                             15,903.28

        Ending Book Balance                                          (72,097.59)
                                                                     ===========

 Bank Adjustments                                                     60,009.01

                                                                     -----------
 Balance in Self-funded Health Insurance Acct per 10/31/01
 Bank Statement                                                      (12,088.58)
                                                                     ===========

        Attach Copy of Current Months Bank Statement

  UST - 14, Continuation Sheet         Case Number: 01-31609-11
                                       Rule 2015 Report for the Month and Year
                                       of:         October, 2001

  Statement of Cash Receipts and Disbursements

                                         Account Name:Jore Corporation
                                                     Bancontrol Account
                                         Account Number:003-0082267
                                         Depository: Wells Fargo

                          Cash Receipts

 Date                Source              Description           $ Amount            Balance
 --------------------------------------------------------------------------------------------
         Beginning Cash Balance                                                    39,650.65

         Total A/R Trade Cash Recipts                         2,337,572.43
         Total Other Cash Receipts                              103,094.80

                                                              -------------------------------
         Total Cash Receipts                                  2,440,667.23

                     Cash Disbursements

 Date    Check #     Payee               Description           $ Amount
 --------------------------------------------------------------------------------------------

                                                              -------------------------------
         Total Disbursements                                             -

         Transfers
                     Transfers to Line of Credit              (2,424,967.21)

                                                              -------------------------------
         Total Transfers                                      (2,424,967.21)

         Transfers Between Accounts
 10/9/01     Zero Balance Account Transfer from 5130001216        47,462.94
 10/26/01    Zero Balance Account Transfer from 5130001216           298.86
 10/29/01    Zero Balance Account Transfer from 5130001216     1,074,093.74
 10/31/01    Zero Balance Account Transfer from 5130001216        80,248.55
 10/10/01    Zero Balance Account Transer to 5130001216          (47,041.49)
 10/30/01    Zero Balance Account Transer to 5130001216       (1,074,093.74)

                                                              -------------------------------
         Total Transfers Between Accounts                        80,968.86

         Book Adjustments
 10/31/01                                                          (490.10)

                                                              -------------

         Total Book Adjustments                                    (490.10)

         Ending Book Balance                                                      135,829.43
                                                                           ==================

 10/31/01 Deposit in Transit                                                       (6,670.36)
 Balance in Bancontrol Account per 10/31/01 Bank Statement                        129,159.07
                                                                           ==================

         Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          October, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name: Jore Corporation
                                                      Lock Box Account
                                         Account Number:5130001216
                                         Depository:  Wells Fargo

                                      Cash Receipts

 Date                      Source                           Description                 $ Amount      Balance
 ----------------------------------------------------------------------------------------------------------------
          Beginning Cash Balance                                                                               -

                           Total A/R Trade Cash Recipts                                 5,391,140.71


                                                                                       --------------------------
          Total Cash Receipts                                                           5,391,140.71

                           Cash Disbursements

 Date     Check #          Payee                            Description                 $ Amount
 ----------------------------------------------------------------------------------------------------------------


                                                                                       --------------------------
          Total Disbursements                                                                      -

          Transfers

 10/31/01                                                   Sweep to Line of Credit    (5,310,171.85)

                                                                                       --------------------------
          Total Transfers                                                              (5,310,171.85)

          Transfers Between Accounts
  10/9/01            Zero Balance Account Transfer to 30082267                            (47,462.94)
 10/26/01            Zero Balance Account Transfer to 30082267                         (1,074,093.74)
 10/29/01            Zero Balance Account Transfer to 30082267                               (298.86)
 10/10/01            Zero Balance Account Transfer to 30082267                            (80,248.55)
 10/30/01            Zero Balance Account Transfer from 30082267                            47,041.49
                     Zero Balance Account Transfe1 from 30082267                         1,074,093.74

                                                                                       --------------------------
          Total Transfers Between Accounts                                                (80,968.86)

          Book Adjustments

                                                                                       --------------
          Total Book Adjustments                                                                   -

                                                                                                     ------------
          Ending Book Balance                                                                               0.00
                                                                                                     ============

   Bank Adjustments

                                                                                                     ------------
   Balance in Lock Box Account per 10/31/01 Bank Statement                                                  0.00
                                                                                                     ============

            Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:           October, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name:  Jore Corporation
                                                       Payroll Account
                                         Account Number: 5130001935
                                         Depository:   Wells Fargo

                           Cash Receipts

 Date                 Source                Description   $ Amount       Balance
 -------------------------------------------------------------------------------
         Beginning Cash Balance                                        1,884.41




                                                         -----------------------
         Total Cash Receipts                                          -

                      Cash Disbursements

 Date    Check #      Payee                 Description   $ Amount
 -------------------------------------------------------------------------------
                      Checks                             (770,865.29)
 10/1/01              Direct Deposits                    (295,046.92)
 10/15/01             Direct Deposits                    (287,611.98)
                                                         (282,382.47)

                                                         -----------------------
         Total Disbursements                           (1,635,906.66)

         Transfers
 10/31/01Transfers from Line of Credit                  1,411,625.12

                                                         -----------------------
         Total Transfers                                1,411,625.12

         Transfers Between Accounts

                                                         -----------------------
         Total Transfers Between Accounts                          -

         Book Adjustments
 10/31/01Adjustment made in October                        (3,095.76)

                                                                   -
                                                       --------------
         Total Book Adjustments                            (3,095.76)

         Ending Book Balance                                        (225,492.89)
                                                                  ==============

 Outstanding Checks                                                   86,847.81
 Bank  Adjustments                                                       588.62
 Oct Checks paid in Nov                                               (2,591.61)
 Deposit in Transit                                                    5,849.09
                                                                  --------------
 Balance in Payroll Account per 10/31/01 Bank Statement             (134,798.98)
                                                                  ==============

              Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          October, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name: Jore Corporation
                                                      RSB Investments
                                         Account Number: CD 15767 & 15374
                                         Depository:  Wells Fargo

                           Cash Receipts

Date                 Source               Description   $ Amount      Balance
--------------------------------------------------------------------------------
         Beginning Cash Balance                                       129,799.47

                                                       -------------------------
         Interest Income                                    335.59

                     Cash Disbursements

Date     Check #     Payee                Description   $ Amount
--------------------------------------------------------------------------------

                                                       -------------------------
         Total Disbursements                                     -

         Transfers

                                                       -------------------------
         Total Transfers                                         -

         Transfers Between Accounts

                                                       -------------------------
         Total Transfers Between Accounts                        -

         Book Adjustments

                                                       --------------
         Total Book Adjustments                                  -

         Ending Book Balance                                          130,135.06
                                                                ================
                                                                               -
                                                                ----------------
Balance in Ronan State Bank Investments Account per
                            10/31/01 Bank Statement                   130,135.06
                                                                ================

         Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet          Case Number:  01-31609-11
                                       Rule 2015 Report for the Month and Year
                                       of:          October, 2001

 Statement of Cash Receipts and Disbursements

                                       Account Name: Jore Corporation
                                                    Whitefish Credit Union
                                       Account Number: 817452
                                       Depository:  Whitefish Credit Union

                           Cash Receipts

Date                 Source               Description  $ Amount      Balance
--------------------------------------------------------------------------------
         Beginning Cash Balance                                        1,088.86




                                                      --------------------------
         Accrued Interest                                 3.73

                     Cash Disbursements

Date     Check #     Payee                Description  $ Amount
--------------------------------------------------------------------------------




                                                      --------------------------
         Total Disbursements                                 -

         Transfers


                                                      --------------------------
         Total Transfers                                     -

         Transfers Between Accounts


                                                      --------------------------
         Total Transfers Between Accounts                    -


         Book Adjustments

                                                      --------------
         Total Book Adjustments                              -

         Ending Book Balance                                           1,092.59
                                                                    ============


Interest Accrual not recrded in Bank Statement                           (14.92)
                                                                    ------------
Balance in Whitefish Credit Union Accunt per
                      10/31/01 Bank Statement                          1,077.67
                                                                    ============

               Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          October, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name: Jore Corporation
                                                      Wisconsin Imprest
                                         Account Number: 2015068521
                                         Depository:  Wells Fargo

              Cash Receipts

Date                 Source       Description          $ Amount      Balance
--------------------------------------------------------------------------------
         Beginning Cash Balance                                        1,906.43

                                                      --------------------------
         Total Cash Receipts                                -

             Cash Disbursements
Date     Check #     Payee        Description          $ Amount
--------------------------------------------------------------------------------
 10/2/01             Various      Pre-Paid Inventory   (25.00)
 10/8/01             Various      Pre-Paid Inventory  (356.82)

                                                      --------------------------
         Total Disbursements                          (381.82)

         Transfers

                                                      --------------------------
         Total Transfers                                   -

         Transfers Between Accounts
10/23/01 Wire Transfer from Jore General Account      1,693.07

                                                      --------------------------
         Total Transfers Between Accounts             1,693.07


         Book Adjustments

Record September checking activity                    (1,236.14)

                                                      --------------------------
         Total Book Adjustments                       (1,236.14)

         Ending Book Balance                                           1,981.54
                                                                  ==============


Bank Adjustments                                                        (864.11)
Outstanding checks                                                       159.92
Wire Transfer Fees to be recorded in October                             (11.00)
Bank Fees                                                                 (5.00)
                                                                  --------------
Balance in Petty Cash Account per 10/31/01 Bank Statement              1,261.35
                                                                  ==============

                                        Case Number:  01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:          October, 2001

                      UST-15, Statement of Aged Receivables


Total Due     (0-30 Days)  (31-60 Days)   (61-90 Days) (91 & Over)   Amount
                                                                     Considered
                                                                   Uncollectible
Post-Petition Receivables

--------------------------------------------------------------------------------
18,359,852   18,101,992      116,034       88,040        53,786           8,068
--------------------------------------------------------------------------------

Pre-Petition Receivables         (See Attached Schedule)


-------------------------------------------------------------------------------
 99,266            -              -        20,193        79,073          72,000
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Totals
18,459,119   18,101,992      116,034      108,233       132,859          80,068
================================================================================

Accounts Receivable Reconciliation

1. Opening Balance               9/31/01                        10,591,451

2. Sales on Account this Month                                  16,175,165

   2a.  Adjustments                                               (656,081)
                                                             --------------

3. Balance (add lines 5, 6 & 6a)     10/31/01                   26,110,535
                                                             --------------

4. Amounts Collected on Receivables                             (7,651,415)

                                                             --------------
5. Closing Balance      10/31/01                       (1.30)   18,459,120
                                                             ==============

 Reserved for Uncollectible accounts (see attached)               (129,679)

 Reserved for Sales Alllowance, Returns, Promo accounts
             (see attached)                                     (2,516,298)
                                                             --------------

                 Per Balance Sheet  10/31/01                     15,813,142
                                                             ==============

Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due?

1. Contacted customers that required additional proof of delivery on payments past due which were provided to get payments scheduled. Customers have paid on some of these and they are looking at the remainder should be receiving payments soon. This has been normal course of business with some of the larger retailers the Company sells to.

2. A few of our customers have not paid due to the Chapter 11 Bankruptcy, we having been working with them and should be receiving payment from them soon. Some of these customers have paid, are working with the other customers to get them paid.

3. The collectables are being reviewed on a weekly basis. Adjustments will be made when payments are received.

4. In August we transferred $134,305.55 to a Non-Trade Receivable Account as this is the total amount of prepetition Account Receivables for Black & Decker, Vermont American Magna, and Aronson Campbell. These customers have pre-petition balances in Accounts Payable and would like to have these amounts offset.

5. MT Synergy had a balance on AR of $82,872.14, this balance has been transferred to a Loans Receivable account, they are being set up on a payment plan.

6. Home Depot USA prepaid some invoices and we have not received a list of what invoices have been prepaid, so the over 90 days and 61-90 have increased until we receive the next payment from Home Depot, I do have confirmation that some of these old invoices will be paid on the next payment from Home Depot.

Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor?

On the Balance sheet in a separate line item there are Notes Receivable from Shareholders. The totals are not reflected in the above A/R aging.

                                        Case Number:       01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:                October, 2001

                   UST-16, Statement of Post Petition Payables
                                 Part A - Taxes


                        (1) Unpaid post- (2)Post-petition (3)Post-petition (4)Unpaid post-
                        petition taxes   taxes accrued   tax payments made petition taxes at
                        from prior report- this month     this reporting    end of reporting
                        ing month        (new obligations) month            month
Type of tax
--------------------------------------------------------------------------------------------
Federal Taxes
Employee withholding taxes 116,037.17        159,767.79        220,049.02          55,755.94
FICA/Medicare-Employee      84,777.41        119,679.11        163,034.41          41,422.11
FICA/Medicare-Employer      84,777.41        119,679.11        163,034.41          41,422.11
Unemployment                11,244.74          5,140.92          7,670.90           8,714.76
                                                                                           -
State Taxes                                                                                -
Dept. of Revenue WI         (1,262.65)         3,401.68          5,913.19          (3,774.16)
Dept. of Revenue CA             99.08            152.92            198.15              53.85
Dept. of Revenue MT         36,829.24         77,719.23         47,209.84          67,338.63
Dept. of Revenue ILL           212.32            135.35                 -             347.67
Dept. of Revenue GA                 -            348.37                 -             348.37
Dept. of Labor & Indu             N/a               N/a               N/a                N/a
Unemployment WI                811.33            324.59            636.33             499.59
Unemployment MT             43,976.99         16,863.42         30,867.01          29,973.40
Unemployment CA                  8.09             (1.08)           249.15            (242.14)
Empl. Security Dept.              N/a               N/a               N/a                N/a
Employee Disability Tax CA      31.16             47.77             62.31              16.62
                                                                                           -
Other Taxes                                                                                -
Local city/county               N/a                 N/a               N/a                N/a
Gambling                        N/a                 N/a               N/a                N/a
Personal property                   -                 -                 -                  -
Real Property                       -                 -                 -                  -
Other                               -                 -                 -                  -

                                                                          -------------------
                                      Total Unpaid Post-Petition Taxes             $ 241,877
                                                                          ===================

Delinquent Tax Reports and Tax Payments
Taxing agency  Tax reporting period Report due date Payment due date  Amount due
--------------------------------------------------------------------------------
       N/A

Explain the reason for any delinquent tax reports or tax payments:

                                         Case Number:     01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              October, 2001

                   UST-16, Statement of Postpetition Payables
                             Part B - Other Payables


Reconciliation of Post-Petition Payables (excluding taxes and professional fees)

Closing balance from prior month                         $ 1,527,972

New payables added 10/01/01 thru 10/31/01                $ 4,228,409

Less payments made 10/01/01 thru 10/31/01               $ (2,757,468)

Balance for aging as of 10/31/01                         $ 2,998,913



Statement of Postpetition Payments on Executory Contracts & Leases

Entity Paid                        Total amount of Total amount of    Total Post
                                   Payments due    payments made      petition
                                                                     delinquency
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 AFCO INSURANCE PREMIUM FINANCE      $ 15,531.63    $ 15,531.63                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
       BLACKFOOT COMMUNICATIONS       $ 4,969.59     $ 4,969.59                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       C&C LAND      $ 14,069.60    $ 14,069.60                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CANADIAN DETAILING         $ 436.26       $ 436.26                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           MISSION VALLEY POWER      $ 76,602.03    $ 76,602.03                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  MISSOULA ELECTRIC COOPERATIVE       $ 1,108.16     $ 1,108.16                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          MONTANA POWER COMPANY         $ 139.13       $ 139.13                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROFESSIONAL RETAIL MERCHANDISE      $ 20,848.36    $ 20,848.36                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                ROBERT SCHRODER       $ 1,131.58     $ 1,131.58                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      SCOTTDALE RETAIL SERVICES       $ 7,969.03     $ 7,969.03                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  VERIZON NORTH         $ 332.01       $ 332.01                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 BOBROW PALUMBO      $ 13,488.65    $ 13,488.65                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          Total     $ 156,626.03   $ 156,626.03                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Postpetition Payments to Secured Creditors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Entity Paid                     Total amount of Total amount of    Total Post
                                Payments due    payments made      petition
                                                                  delinquency
--------------------------------------------------------------------------------
 AMERICAN EQUIPMENT LEASING       $ 8,009.75     $ 8,009.75                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         ASSOCIATES LEASING      $ 25,000.00    $ 25,000.00                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        CITI VENDOR FINANCE       $ 1,547.33     $ 1,547.33
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 GE CAPITAL      $ 29,591.48    $ 29,591.48
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PEOPLES       $ 3,500.00     $ 3,500.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     SAFECO      $ 28,940.33    $ 28,940.33
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           RONAN STATE BANK       $ 8,454.73     $ 8,454.73                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        FIRST SECURITY BANK      $ 34,174.78    $ 34,174.78                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           KEY CORP LEASING     $ 108,383.78   $ 108,383.78                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Total     $ 247,602.18   $ 247,602.18                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         Case Number:    01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            October, 2001
                   UST-16, Statement of Postpetition Payables
                      Part C - Estimated Professional Fees


Schedule  of  Payments  to  Professionals  (Attorney,   accountant,   appraiser,
consultant, etc) October 31, 2001

                       Amount of      Fees and   Fees and    Total fees and
                       retainer       expenses   expenses    expenses at
                     (if applicable) from prior  added this  month end
Type of Professional                  months      month
--------------------------------------------------------------------------------
Perkins Coie (Debtor
Attorney)                  -         585,025      239,663         824,688
Glass & Associates
(Management
 Consultant-)              -         781,935       84,818         866,753
Dye & Moe (Debtor
 Attorney)                 -          22,515        8,855          31,370
US Trustee                 -          18,000        9,750          27,750
Trustee's Council          -               -            -               -
Shulkin (Creditors' Committee
  Council)                 -          50,000       (2,062)         47,938
Creditors' Committee
other professional         -               -            -               -
Christensen Connor Johnson -          57,239       41,821          99,060
Hilco Appraisal Services   -          34,666       18,967          53,633
Wells Fargo                -         150,000          (19)        149,981
                      ----------------------------------------------------------
Totals                   $ -     $ 1,699,380     $ 401,793     $ 2,101,173
                      ==========================================================

Note: 1 Reference Court order dated 6/28/01 allowing interim billings of 80% of professional fees and 100% of expenses.

Note: 3 Professional fees accrued in October are based upon estimates and may be different than actual fees and expenses. Estimates will be adjusted to actuals upon receipt of invoices.

                                         Case Number:      01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              October, 2001

                         UST-17, Statement of Operations

INSTRUCTIONS: Answer each question fully and attach additional sheets if necessary to provide a complete response.
                                                                  Yes         No

Question 1 - Sale of Debtor's  Assets.  Did the  debtor,  or      Yes
another party on behalf of the debtor, sell, transfer, or otherwise dispose of any of the debtor's assets during the reporting month? Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold at auction, attach a copy of the auctioneer's report. Sale of Cessna
Aircraft.  See  attached  copies  of Court  Documents,  Sale
Agreement and Aircraft Bill of Sale. Received $103,000 on sell of Aircraft.

Sale of Racking $50.00 to Larry Bartels of NAPA in Ronan, MT
59864

Question 2 - Financing.  During the reporting month, did the                  No
debtor receive any funds from an outside funding source? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 3 - Insider Loans.  During the reporting month, did                  No
the debtor receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 4 -  Insurance  and Bond  Coverage.  Did the debtor                  No
renew  or  replace  any  insurance   policies   during  this
reporting month? If yes, attach a certificate of insurance for each renewal or change in coverage.

Were any of the  debtor's  insurance  policies  canceled  or                  No
otherwise terminated for any reason during the reporting month? If yes, explain.

Were any claims made during this reporting month against the                  No
debtor's bond? (Answer "No" if the debtor is not required to have a bond.) If yes, explain.

Question 5 - Personnel Changes.  Complete the following:
                                                    Full-time       Part-time
                                                                    and Temp
Number of employees at beginning of month October        295         469
Employees added                                           12
Employees resigned/terminated                             -5        -266
                                                   -----------------------------
Number employees at end of month                         302         203
                                                   =============================

             Gross Monthly Payroll and Taxes          $1,938,964
                                                    ----------------

Question 6 - Significant Events. Explain any significant new developments during the reporting month. See narrative.

Question 7 - Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan reorganization. See narrative.

WHERE TO FILE A MONTHLY FINANCIAL REPORT: The debtor is required to file its monthly report with the U.S. Bankruptcy Court, and to serve copies of such report on the U.S. Trustee, and on each member of any committees elected or appointed to the Bankruptcy Code and to their authorized agents.

File the original                         Send a copy to each of the following:

United States Bankruptcy Court            Office of the United States Trustee
P.O. Box 689                              P.O. Box 3509
Butte, MT 59703                           Great Falls, MT 59403

                            If applicable, each member of any committees elected or appointed, and to their authorized agents.

                                          Debtor's counsel.

                                          Case No. 01-31609-11
Jore Corporation
Rule 2015 Report for the month ending October 31, 2001
Narrative Report


Gross sales for the month of October 2001 were $16.2 million, or 132% more than the previous month. All of the increased sales is to the Company's largest three customers. Jore's business is significantly seasonal, where 75 percent of annual sales are shipped in the third and fourth quarters of the year. The Company's backlog of unfilled sales orders was $3 million at October 31, 2001.

October's 2001 gross profit, at 31% of gross sales, was lower than the previous month due to sales mix. October revenues included a higher mix of large sets for the holiday season.

Operating expenses for the month of October 2001 increased 58% from the previous month from increased cooperative advertising, and new customer acquisition costs. Sales and marketing expenses were 10% of gross sales for the month of October, and 12% of gross sales since the Chapter 11 filing.

Interest expense increased slightly in October to $333,000 due to higher average bank borrowings under the Company's debtor-in-possession facility. The Company expects borrowings under this facility will begin to decline in November. Interest expense on the Company's long-term debt is not accruing currently because, based on recent asset appraisals, it will not be required to be paid to the lenders.

Bankruptcy administration expenses include amounts paid or due to professionals, primarily legal counsel of the interested parties in Jore's bankruptcy case. These expenses are expected to decline slightly in future months as the case progresses to plan confirmation. Nonrecurring expenses in September include employee overtime premiums, expedited freight charges, and purchase price variances. These costs were incurred because of liquidity limitations earlier this year, and generally would not have been incurred in the normal course of business.

Accounts receivable increased to $15.8 million at the end of October from $9.2 million one month earlier from October high sales volume. Inventories decreased to $18.1 million at the end of October and are expected to continue to decline through the remainder of this year as the Company has completed the majority of its manufacturing requirements for the year. Other current assets declined from draw-downs of supplier pre-payments. Post-petition liabilities increased from increasing production levels, and additional supplier terms. Long-term debt decreased from adequate assurance payments in October.

On October 4, 2001, the Company received court approval to increase its debtor in possession financing facility to a maximum of $41.4 million. On November 8, 2001 the Company filed a motion with the Bankruptcy Court to approve the sale of substantially all of its assets to NCA Tool Holdings for approximately $61 million payable in cash and notes and the assumption of certain post petition liabilities. The transaction is expected to be implemented through a sale under section 363 of the Bankruptcy Code, and will be subject to higher and better offers under the Bankruptcy Code-authorized bidding process. The Company has requested a hearing date of December 13, 2001 for the Court to approve the sale and amended Plan of Reorganization.

(C)  Exhibits

        Exhibit Number                  Description

        99.K                            Wells Fargo Debtor In Possession Bank
                                        Statement Ending 10/31/01
        99.K                            Wells Fargo Self-Funded Insurance Bank
                                        Statement Ending 10/31/01
        99.K                            Wells Fargo Bancontrol Bank Statement
                                        ending 10/31/01
        99.K                            Wells Fargo Lockbox Bank Statement
                                        Ending 10/31/01
        99.K                            Wells Fargo Payroll Bank Statement
                                        Ending 10/31/01
        99.K                            Ronan State Bank Time Certificate
                                        Statements
        99.K Wells Fargo Debtor In Possesion Bank Statement - Edgerton Ending 10/9/01 & 11/9/01

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        November 30, 2001                By:  /s/ Mick Quinlivan
                                              ------------------
                                              Mick Quinlivan
                                              Chief Financial Officer